UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 20, 2014

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Commission File No. 001-13349

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314

(Registrant's telephone number, including area code)

Inapplicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	Page 2

Item 7.01 Regulation FD Disclosure	Page 3

Signatures	Page 3

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Item 5.07       Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of the Stockholders (the “Annual Meeting”) of Bar Harbor Bankshares (the “Company”) was held at 11:00 A.M. on Tuesday, May 20, 2014 at the Bar Harbor Club, 111 West Street, Bar Harbor, Maine. At the Annual Meeting, there were present in person or by proxy, 3,506,069.95shares of the Company’s common stock, representing approximately 88.89% of the total outstanding eligible votes.  At the Annual Meeting, the stockholders of the Company: (i) elected fourteen (14) persons to serve as directors for a term of one year; (ii) voted to approve a non-binding advisory resolution on the compensation of the Named Executive Officers of the Company (“Say on Pay”); and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The voting results for each proposal are as follows:

1.  To elect fourteen (14) persons to serve as directors for a term of one year:

DIRECTOR	FOR	WITHHELD	BROKER NON VOTE
Matthew L. Caras	2,569,374.35	64,372.13	872,366.00
Robert C. Carter	2,541,293.33	92,410.64	872,366.00
Thomas A. Colwell	2,555,863.44	77,883.05	872,366.00
Peter Dodge	2,555,868.43	77,878.05	872,366.00
Martha T. Dudman	2,546,406.40	87,340.08	872,366.00
Lauri E. Fernald	2,575,654.34	58,092.14	872,366.00
Gregg S. Hannah	2,537,409.28	96,337.20	872,366.00
Clyde H. Lewis	2,563,716.65	70,029.78	872,366.00
Joseph M. Murphy	2,555,716.43	78,030.05	872,366.00
Constance C. Shea	2,532,219.97	101,526.61	872,366.00
Curtis C. Simard	2,023,978.73	607,768.05	874,366.00
Kenneth E. Smith	2,569,171.67	64,574.81	872,366.00
Scott G. Toothaker	2,545,862.29	87,884.19	872,366.00
David B. Woodside	2,525,719.87	108,026.61	872,366.00

2. Non-binding advisory resolution on the compensation of the Named Executive Officers of the Company, (“Say on Pay”):

For	Against	Abstain	Broker Non-Vote
2,472,146.68	87,221.72	119,706.57	826,995.00

3.  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014:

For	Against	Abstain
3,347,475.18	83,237.27	75,400.04

Item 7.01       Regulation FD Disclosure

As a part of the Company's Annual Shareholders' meeting held on May 20, 2014, Curtis C. Simard, President and Chief Executive Officer, made a presentation. A copy of the presentation slides discussed at the meeting is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and the slide presentation attached hereto as exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

      Exhibits No. Description

99.1

2014 Annual Shareholders’ Meeting Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2014

BAR HARBOR BANKSHARES

 /s/ Marsha C. Sawyer

Marsha C. Sawyer

Corporate Clerk